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                                                                    EXHIBIT 10.1
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                                2005 AMENDMENT TO
                      BOB EVANS FARMS, INC. AND AFFILIATES
                           SECOND AMENDED AND RESTATED
                           EXECUTIVE DEFERRAL PROGRAM

Effective January 1, 1999, Bob Evans Farms, Inc. ("Corporation") adopted the Bob Evans Farms, Inc. and Affiliates Executive Deferral Program ("Plan") to provide deferred compensation to a select group of its management or highly compensated employees. Effective June 14, 1999 and May 1, 2002, the Corporation amended and restated the Plan. Effective January 1, 2005, the Corporation again amends the Plan as provided below. This Plan is intended to be an unfunded, nonqualified program of deferred compensation within the meaning of Title I of ERISA.

Regardless of any other Plan provision to the contrary, Members may elect to revoke any deferral election made under Section 3.01 for the 2005 Plan Year but only:

- By completing a revocation form to this effect on a form approved by the Committee; and

-       Returning that completed form to the Committee no later than December
        31, 2005.

If this revocation election is filed:

- No Employer Nonqualified Matching Contribution will be made with respect to the amount subject to the revocation;

- The affected amount will be returned to the electing Member on or before December 31, 2005;

- The amount returned to the electing Member will be the amount deferred, adjusted to reflect any investment gains and losses credited on that amount; and

- For all purposes (including reporting and withholding purposes), the Corporation will treat the amount returned as ordinary taxable income for 2005.

Once made, this election will be irrevocable.

IN WITNESS WHEREOF, this amendment is adopted this 13th day of December, 2005.

                                   BOB EVANS FARMS, INC.

                                   By: /s/Donald J. Radkoski
                                      -----------------------
                                   Print Name: Donald J. Radkoski
                                   Title: Chief Financial Officer, Treasurer and
                                    Secretary


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